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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)  October 29, 1997
                                                  ---------------------



                             PPG INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)




  Pennsylvania                        1-1687                25-0730780
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(State or other                    (Commission          (I.R.S. Employer
jurisdiction                       File Number)         Identification No.)
of incorporation)



One PPG Place, Pittsburgh, Pennsylvania                     15272
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code   (412) 434-3131
                                                   ---------------------------


                                Not Applicable
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        (Former Name or former address, if changed since last report.)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------


The following exhibit is filed hereby so as to become, by way of incorporation by reference, an exhibit to Registration No. 33-64081 on Form S-3:


      (23) Consent of James C. Diggs, Senior Vice President and General Counsel of the Registrant
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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             PPG INDUSTRIES, INC.
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                                                 (Registrant)




                                             /s/  W. H. Hernandez
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                                             W. H. Hernandez
                                             Senior Vice President, Finance




Date:  10-30-97